EXHIBIT 10.3

EXECUTION VERSION

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (the “Agreement”), effective as of December 24, 2007, is by and among INDIA GLOBALIZATION CAPITAL, INC., a Maryland corporation (the “Company”), and each of the other parties who is a signatory hereto (each a “Lender” and, collectively “Lenders”).

1. The Loan Transaction and Closing.

1.1 The Loans.  Subject to the terms and conditions of this Agreement, Lenders agree to make a loan to the Company in the aggregate principal amount of up to $7.275 million, to be governed by the terms and conditions of, and repaid in accordance with the Notes (as hereinafter defined).  The parties hereto agree and accept that there is no minimum principal amount of Notes required to be sold hereunder in order to consummate any sale of Notes hereunder.

1.2 The Notesand Pledge Agreements.  A promissory note executed on the date hereof and delivered to each Lender (each, a “Note” and, collectively the “Notes”) shall evidence the loan made by each Lender to the Company pursuant to this Agreement in the amount indicated on Schedule 1 (each, a “Loan Amount”).  In order to secure repayment of the Notes by the Company, the Company will enter into a Pledge Agreement with the Lenders (the “Pledge Agreement”).

1.3 The IGC Shares.

(a) Subject to the terms and conditions of this Agreement, the Company shall also issue, as additional consideration, shares of common stock (the “Common Stock”) of the Company to each Lender in such amounts as are indicated on Schedule 2 attached hereto (collectively, such shares of Common Stock are referred to as, the “IGC Shares”), within 10 business days following the consummation of a Business Combination (as defined in the Notes) that is approved by the affirmative vote (the “Yes Vote”) of the holders of a majority of the shares of the Company’s Common Stock issued in its initial public offering (the “Public Offering”), provided that the holders of 20% or more of the shares of Common Stock issued in the Public Offering do not otherwise elect to exercise their conversion rights, as such rights are further described in the Company’s final prospectus for its Public Offering filed March 3, 2007.  Regardless of whether the Notes have been timely paid-in-full, the Lenders shall be entitled to the issuance of the above shares of Common Stock should the Company enter into a Business Combination within one-year of the effective date of the Notes.  In addition to the foregoing, Ranga Krishna (“Krishna”) agrees to restrict the transfer of his IGC Shares in accordance with the terms and conditions of the Lock-Up Letter (the “Lock-Up Letter”) for the period of time following the consummation of a Business Combination as is set forth therein.

(b) Between the date hereof and the Maturity Date (as defined in each Note), the Company shall take all steps necessary to cause its wholly owned subsidiary, India Globalization Capital, Mauritius, Limited, a Mauritius Company (“IGC-M”), to abstain from issuing any shares of its capital stock (and any other securities convertible into such common stock) to any party other than the Company.  If any such prohibited issuance is made by IGC-M during such period, in addition to any other rights or remedies available to Lenders under this Agreement, the Pledge Agreement, or otherwise at law or in equity, each Lender may at its option and by written notice delivered to the Company within 10 days after such prohibited issuance, obtain payment in full of all amounts then owed to such Lender under its respective Note, which payment shall when made by the Company satisfy in full the Company’s obligations thereunder to such Lender.

(c) Each Lender acknowledges that if (i) the Business Combination is not approved by the holders of a majority of the shares of the Company’s Common Stock issued in the Public Offering, or (ii) the Business Combination is validly approved by the shareholders, but the holders of 20% or more of the shares of Common Stock issued in the Public Offering elect to exercise their conversion rights, or (iii) the date by which a Business Combination must be consummated in accordance with the Company’s Amended and Restated Articles of Incorporation passes without an extension of such date, such Lender shall not be entitled to receive any IGC Shares under this Agreement.

1.4 Registration Rights.  The Company will enter into a Letter Agreement with Krishna (the “Krishna Letter Agreement”) and with Oliveira (the “Oliveira Letter Agreement” and, together with the Krishna Letter Agreement, the “Letter Agreements”), and a Registration Rights Agreement with the remaining Lenders (the “Registration Rights Agreement”), each on the date hereof, in order to provide for registration with the Securities and Exchange Commission (“SEC”) of the resale of the IGC Shares under the Securities Act of 1933, as amended (the “Securities Act”).

1.5 Closing.  The purchase and sale of the Notes (the “Closing”) will take place at the offices of Shulman, Rogers, Gandal, Pordy & Ecker, P.A., 11921 Rockville Pike, Suite 300, Rockville, Maryland, at such time as the parties shall mutually agree.  The Company may issue and sell additional promissory notes and shares of Common Stock from time to time in such amounts and to such persons as the Company may determine, in one or more closings (each, a “Subsequent Closing”) after the initial Closing (the “Initial Closing”).  The Initial Closing and each Subsequent Closing are each referred to herein as a “Closing.”  Any such issuance and sale shall be upon substantially the same terms and conditions as those contained herein.  At each Subsequent Closing, (i) each additional Lender shall execute and deliver a counterpart signature page to this Agreement and the other agreements described in Section 1.6, as applicable, and such additional Lender shall become a “Lender” hereunder, and (ii) the Company shall cause Schedule 1 and Schedule 2 attached hereto and Schedule 1 to the Pledge Agreement to be amended as appropriate to reflect the loans made by each such additional Lender, the additional IGC Shares to be issued to such Lender in accordance with the terms hereof, and the pro-rata share of such Lender in and to the collateral described in the Pledge Agreement.

1.6 Deliveries.  At the Closing:

(a) the Company will deliver (i) to each Lender, a Note in the applicable Loan Amount and the Pledge Agreement; (ii) to each Lender (other than Ranga Krishna (“Krishna”) and Oliveira Capital, LLC (“Oliveira”)), the Registration Rights Agreement; (iii) to Krishna, the Krishna Letter Agreement; and (iv) to Oliveira, the Oliveira Letter Agreement, each of which shall be duly executed by the Company; and

(b) each Lender (i) will pay to the Company, by wire transfer of immediately available funds, the applicable Loan Amount; (ii) will deliver to the Company duly executed versions of the applicable Note and the Pledge Agreement; and

(c) Krishna and Oliveira will deliver to the Company duly executed versions of the Krishna Letter Agreement and Oliveira Letter Agreement, respectively; and Krishna will deliver to the Company a duly executed version of the Lock-Up Letter.

2. Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to each Lender as follows:

2.1 Organization, Standing and Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to carry on its business as contemplated to be conducted.

2.2 Authority and Enforceability.  The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Notes, the Pledge Agreement, the Letter Agreements, and the Registration Rights Agreement (collectively, the “Loan Agreements”) and to perform fully its obligations hereunder and thereunder.  The execution and delivery of this Agreement and such other Loan Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company.  This Agreement and such other Loan Agreements have been duly executed and delivered by the Company and, assuming this Agreement and such other Loan Agreements constitute valid and binding agreements of the other parties hereto, this Agreement and such other Loan Agreements each constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity.

2.3 Accuracy of Public Filings; No Adverse Change.  The statements of the Company contained in the Prospectus on file with the SEC and all other reports on file with SEC taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading as of the respective dates of such filings.  Since the date that the Company filed its last Form 10-Q with the SEC, there has been no material adverse change in the assets, business, or financial condition of the Company.

2.4 Use of Proceeds.  As disclosed in the Company’s preliminary proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 23, 2007 (the “Proxy Statement”), IGC-M has previously executed transaction documents for the purchase of equity securities of Sricon Infrastructure Private Limited (“Sricon”) and Techni Bhararti Limited (“TBL”) by the Company, and a wind-energy farm from Chiranjjeevi Wind Energy Limited.  The Company intends to use the proceeds of the Notes to capitalize IGC-M, which will in turn fund down payments on terms acceptable to the Company and to pay for the expenses related to the offering of the Notes and for working capital.  The Company, in its sole discretion, may allocate the proceeds of the Notes among Sricon, TBL and the wind energy farm, or may restructure the transactions to accommodate different forms of investment, including, but not limited to, the acquisition of or investment in equity interests or bridge loans.

2.5 No Conflicts.  Neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time) (i) contravene, conflict with, or result in a violation of (A) any provision of the Company’s charter or bylaws, or (B) any resolution adopted by the Company’s board of directors; or (ii) contravene, conflict with, or result in a violation of, or give any governmental body the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under, any legal requirement or order to which the Company may be subject.

3. Representations and Warranties of Lenders.  Each Lender, severally but not jointly and as to itself only and not as to the other Lender, does hereby represent and warrant to the Company as follows:

3.1 Authorization.  Lender has full power and authority to enter into the Loan Agreements and the Loan Agreements constitute valid and legally binding obligations of  Lender, enforceable in accordance with their respective terms.

3.2 Purchase Entirely for Own Account.  Lender hereby acknowledges and agrees that the IGC Shares received in connection with a Yes Vote will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Lender has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Investment Experience.  Lender is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself and bear the economic risk of its investment, including the complete loss thereof, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the IGC Shares.

3.4 Financial Risk.  Lender has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of doing so.  Lender acknowledges that it has read and understands the Proxy Statement, including the risk factors contained therein, and that it has had the opportunity to obtain from representatives of the Company such information about the Company as is necessary for Lender to evaluate the merits and risks of the loans represented by each Lender’s Note.

3.5 Accredited Investor.  Lender is an “accredited investor” within the meaning of the 501(a) of Regulation D of the Securities Act.

3.6 Restricted Securities.  Lender understands that the IGC Shares are deemed “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act, only in certain limited circumstances.  In this connection, Lender is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  Lender understands Rule 144 is not currently available for the sale of the IGC Shares and may never be so available.

3.7 No Conflicts.  Neither the execution and delivery of this Agreement nor the consummation or performance of any of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time) contravene, conflict with, or result in a violation of, or give any governmental body the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under, any legal requirement or order to which Lender may be subject.

4. Further Limitations on Disposition.  Without in any way limiting the representations set forth above, Lender further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with such Registration Statement; or

(b) (i) Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act or registration or qualification under any applicable state securities laws.

5. Legends.  The certificates evidencing the Securities shall bear one or all of the following legends:

(a) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD,  TRANSFERRED OR ASSIGNED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, THE TRANSFER MEETS THE REQUIREMENTS OF RULE 144 OR REGULATION S OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.”

(b) Any additional legend required by the laws of the State of Maryland or any other applicable state.

6. Pari Passu with All Notes.  Each Note shall rank equally without preference or priority of any kind with each of the other Notes issued by the Company to Lenders hereunder.  All payments on account of principal and interest with respect to the Notes shall be applied ratably and proportionately on each of the Notes on the basis of the original principal amount of outstanding indebtedness represented by such Note.

7. Miscellaneous.

7.1 Waivers and Amendments.  Any provision of this Agreement may be amended, waived or modified (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), only upon the written consent of each of the parties hereto.

7.2 Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with Maryland law, without regard to the conflict of laws provisions thereof.  The parties agree that the United States District Court for the District of Maryland shall have exclusive jurisdiction to enforce the terms of this Agreement.  The parties consent to venue and jurisdiction and waive all questions and defenses of personal jurisdiction, improper venue, or forum non conveniens for the purpose of any action described in this paragraph.

7.3 Survival.  The representations, warranties, covenants and agreements made herein shall survive the Closing of the transactions contemplated hereby.

7.4 Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.5 Entire Agreement.  This Agreement (including the exhibits attached hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

7.6 Notices, etc.  All notices and other communications required or permitted hereunder shall be effective upon receipt, shall be in writing, and may be delivered in person, by telecopy, electronic mail, overnight delivery service or United States mail, in which event they may be mailed by first-class, certified or registered, postage prepaid, addressed at its address set forth on the signature page hereto, or at such other address as any party hereto may specify in writing.

7.7 Severability of this Agreement.  If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.8 Expenses.  Regardless of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

7.9 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Company has caused this Note Purchase Agreement to be duly executed and delivered as of the date and year first written above.

COMPANY:

INDIA GLOBALIZATION CAPITAL, INC.

By:

Its:

Address:_____________________________
                _____________________________
                _____________________________

IN WITNESS WHEREOF, the undersigned Lender has caused this Note Purchase Agreement to be duly executed and delivered as of the date and year first written above.

LENDER:

                                                                                                 By:

 Its:

 Address:_____________________________
                 _____________________________
                 _____________________________

SCHEDULE 1

LOAN AMOUNTS

Lender Name	Loan Amount
DR. RANGA KRISHNA (CHAIRMAN OF IGC BOARD)	4,300,000
OLIVEIRA CAPITAL	1,000,000
Total	$5,300,000

SCHEDULE 2

IGC SHARES

Lender Name	IGC Share #
DR. RANGA KRISHNA (CHAIRMAN OF IGC BOARD)	446,226.42
OLIVEIRA CAPITAL	103,773.58
Total	550,000.00